Exhibit 10.3

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT.

WARRANT NO. ______	NUMBER OF SHARES:	______
DATE OF ISSUANCE: January 11, 2007	(subject to adjustment)

WARRANT TO PURCHASE SHARES
OF COMMON STOCK OF

TARGETED GENETICS CORPORATION

This Warrant is issued to [_____________], or its registered assigns (the “Purchaser”), pursuant to that certain Securities Purchase Agreement, dated as of January 8, 2007, among Targeted Genetics Corporation (the “Company”), the Purchaser and certain other purchasers thereunder (the “Purchase Agreement”) and is subject to the terms and conditions of the Purchase Agreement.

1.  EXERCISE OF WARRANT.

(a)  Method of Exercise. Subject to the terms and conditions herein set forth, upon surrender of this Warrant at the principal office of the Company and upon payment of the Warrant Price (as defined below) by wire transfer to the Company or cashier’s check drawn on a United States bank made to the order of the Company, or exercise of the right to credit the Warrant Price against the fair market value of the Warrant Stock (as defined below) at the time of exercise (the “Net Exercise Right”) pursuant to Section 1(b), Purchaser is entitled to purchase from the Company, at any time after the date that is six (6) months after the date of issuance of this Warrant and on or before the date that is five (5) years from the Date of Issuance set forth above (the “Expiration Date”), up to [______] shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company (the “Warrant Stock”), at a purchase price of $5.41 per share (the “Warrant Price”).

(b)  Net Exercise Right. If the Company shall receive written notice from the holder of this Warrant at the time of exercise of this Warrant that the holder elects to exercise the Net Exercise Right, the Company shall deliver to such holder (without payment by the Purchaser of any exercise price in cash) that number of fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) equal to the quotient obtained by dividing (y) the value of this Warrant (or the specified portion thereof) on the date of exercise, which value shall be determined by subtracting (1) the aggregate Warrant Price of the Warrant Stock (or the specified portion thereof) immediately prior to the exercise of this Warrant from (2) the Aggregate Fair Market Value (as defined below) of the Warrant Stock (or the specified portion thereof) issuable upon exercise of this Warrant (or specified portion thereof) on the date of exercise by (z) the Fair Market Value (as defined below) of one share of Common Stock on the date of exercise. The “Fair Market Value” of a share of Common Stock shall mean the last reported sale price and, if there are no sales, the last reported bid price, of the Common Stock on the business day prior to the date of exercise as reported by the NASDAQ Global Market or such other principal exchange or quotation system on which the Common Stock is then traded or, if the Common Stock is not publicly traded, the price determined in good faith by the Company’s Board of Directors. The “Aggregate Fair Market Value” of the Warrant Stock shall be determined by multiplying the number of shares of Warrant Stock by the Fair Market Value of one share of Warrant Stock.

2.  CERTAIN ADJUSTMENTS.

(a)  Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein) (a “Reorganization”), or a merger or consolidation of the Company with another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision shall be made so that the Purchaser shall thereafter be entitled to receive upon exercise of this Warrant, and upon payment of the Warrant Price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such Reorganization or Merger, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Reorganization or Merger if this Warrant had been exercised immediately before that Reorganization or Merger. At the effective time of any such Reorganization or Merger, this Warrant (and the right to purchase securities upon exercise hereof) will terminate.

(b)  Splits and Subdivisions; Dividends. In the event the Company should at any time, or from time to time, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

(c)  Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

(d)  Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in Section 2(b), then, in each such case for the purpose of this Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

3.  NO FRACTIONAL SHARES. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock.

4.  NO STOCKHOLDER RIGHTS. Until the exercise of this Warrant or any portion of this Warrant, the Purchaser shall not have nor exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company).

5.  RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Stock (or other securities) upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Stock upon the exercise of this Warrant.

6.  MECHANICS OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of the Company together with payment in full of the Warrant Price then in effect (or an election in the Notice of Exercise to net exercise) with respect to the number of shares of Warrant Stock as to which the Warrant is being exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within three (3) days after such date, the Company at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be validly issued, fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

7.  CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall, at its expense, promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

8.  REPRESENTATIONS OF PURCHASER. As of the date hereof, the Purchaser hereby confirms the representations and warranties made by the Purchaser in Section 4 of the Purchase Agreement.

9.  TRANSFER RESTRICTIONS.

(a)  Unregistered Security. The holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (collectively, the “Acts”), and agrees not to sell, encumber or otherwise transfer this Warrant or any Warrant Stock issued upon its exercise unless (i) there is an effective registration statement under the Acts covering the transaction, (ii) the Company receives an opinion of counsel satisfactory to the Company that such registration is not required under the Acts; provided that no such opinion of counsel shall be required in connection with a sale of the Securities pursuant to Rule 144 under the Securities Act, or (iii) the Company otherwise satisfies itself that registration is not required under the Acts. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b)  No Transfer. This Warrant is not transferable without the Company’s prior written consent; provided, however, such consent shall not be required in connection with the transfer by the Purchaser of such Warrant (but only with all related obligations) without consideration to a Qualifying Holder (as such term is defined in the Registration Rights Agreement between the Company and the Purchaser entered into in connection with the Purchase Agreement dated as of even date herewith), provided that (i) written notice (in the form of Exhibit B as attached hereto) is provided to the Company at least five (5) business days prior to any such transfer, (ii) the transferee is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (iii) the transferee agrees in writing to be bound by all of the provisions of this Warrant.

10.  NOTICES OF RECORD DATE. In the event of:

(a)  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b)  any Reorganization or Merger; or

(c)  any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Purchaser (or a permitted transferee pursuant to Section 9(b) above) a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such Reorganization, Merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Reorganization, Merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) business days prior to the date therein specified.

11.  REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, destruction or mutilation of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12.  NO IMPAIRMENT. Except to the extent as may be waived by the holder of this Warrant, the Company will not, by amendment of its charter or through a Reorganization, Merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13.  SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal U.S. holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal U.S. holiday.

14.  MISCELLANEOUS. This Warrant shall be governed by the laws of the State of New York. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Purchaser. All notices and other communications from the Company to the Purchaser shall be sufficient if in writing and delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), to the address furnished to the Company in writing by the Purchaser. All such notices and communications to the Company shall be effective if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), at 1100 Olive Way Suite 100, Seattle, WA 98101, H. Stewart Parker, CEO & President, fax: (206) 623-7064, with a copy to Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, WA 98104, Stephen M. Graham, Esq. fax: (206) 839-4301. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

[Signature Page Follows]

IN WITNESS WHEREOF, this Common Stock Purchase Warrant is issued effective as of the Date of Issuance first set forth above.

TARGETED GENETICS CORPORATION

By:
Name: H. Stewart Parker Title: Chief Executive Officer & President

EXHIBIT A

NOTICE OF INTENT TO EXERCISE
(To be signed only upon exercise of Warrant)

To: Targeted Genetics Corporation

The undersigned, the Purchaser of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________ (________) shares of Common Stock of Targeted Genetics Corporation and (choose one)

__________ herewith makes payment of __________________ Dollars ($_________) thereof

or

__________ exercises the Net Exercise Right pursuant to Section 1(b) thereof and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is ____________________________________________________________________________________________________.

DATED: ____________________________

(Signature must conform in all respects to name of the Purchaser as specified on the face of the Warrant)

(Address)

EXHIBIT B

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________ (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of Targeted Genetics Corporation (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that (i) such Assignee is a Qualifying Holder (as such term is defined in the Registration Rights Agreement between the Company and the Purchaser entered into in connection with the Purchase Agreement dated as of even date herewith) of the Assignor and (ii) the transfer is otherwise in compliance with Section 9(b) of the Warrant:

NAME OF ASSIGNEE	ADDRESS/FAX NUMBER

Dated: ____________________________	Signature: Witness:

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is a Qualifying Holder and an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof.

Signature:

By:
Its:
Address: